Exhibit 99.1

BOYD GAMING REPORTS FIRST-QUARTER 2026 RESULTS

LAS VEGAS – APRIL 23, 2026 – Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the first quarter ended March 31, 2026.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “Our first-quarter results reflect the benefits of our diversified business, our successful focus on operating efficiencies and our ongoing capital investment program. On a property-level basis, we achieved year-over-year revenue and Adjusted EBITDAR growth, as property margins once again exceeded 39%. These results were supported by continued growth in play from both core and retail customers on a Companywide basis, driven by broad-based strength in our Midwest & South segment. During the quarter we continued to invest in enhancing our properties and building our development pipeline. We opened Cadence Crossing Casino, our newest Las Vegas Locals property, and continued development of our $750 million resort in Virginia. We also secured regulatory approval for our proposed expansion and modernization of our Par-A-Dice property in Illinois, and plan to begin construction on this project next year. At the same time, we maintained our robust program of returning capital to our shareholders, with nearly $170 million in share repurchases and dividends during the first quarter. Looking ahead, we believe that our strong balance sheet, diversified portfolio, balanced approach to capital allocation and experienced management team all position us well to continue creating long-term value for our shareholders.”

Boyd Gaming reported first-quarter 2026 revenues of $997.4 million, increasing from $991.6 million in the first quarter of 2025. The Company reported net income of $105.5 million, or $1.37 per share, for the first quarter of 2026, compared to $111.4 million, or $1.31 per share, for the year-ago period. Total Adjusted EBITDAR(1) was $317.4 million in the first quarter of 2026 versus $337.5 million in the first quarter of 2025. Adjusted Earnings(1) for the first quarter of 2026 were $123.1 million, or $1.60 per share, compared to $137.7 million, or $1.62 per share, for the same period in 2025.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review

The Company’s Midwest & South segment achieved year-over-year revenue and Adjusted EBITDAR growth, driven by continued growth in play from core and retail players, favorable comparisons due to last year’s severe winter weather, and contributions from the Company’s recent property investments. Results in the Las Vegas Locals segment were impacted by continued softness in destination business, as well as construction disruption from the Company’s ongoing renovations at Suncoast. During the quarter, results in the Downtown Las Vegas segment reflected stability in play from Hawaiian guests and reduced destination business.

The Company’s Online segment generated continued growth from its online casino gaming business, as well as contributions from third-party market access agreements consistent with the second half of 2025. Revenue and Adjusted EBITDAR growth in Managed & Other was driven by continued increases in management fees from Sky River Casino in northern California.

Dividend and Share Repurchase Update

Boyd Gaming paid a quarterly cash dividend of $0.20 per share on April 15, 2026, an increase over the Company’s prior quarterly dividend of $0.18 per share.

As part of its ongoing share repurchase program, the Company repurchased $155 million in shares of its common stock during the first quarter of 2026.

On April 8, 2026, the Company’s Board of Directors authorized an additional $500 million under the Company’s share repurchase program. Considering the additional authorization, the Company had approximately $707 million remaining under the current share repurchase authorization as of March 31, 2026.

Balance Sheet Statistics

As of March 31, 2026, Boyd Gaming had cash on hand of $372.7 million, and total debt of $2.3 billion.

Conference Call Information

Boyd Gaming will host a conference call to discuss its first-quarter 2026 results today, April 23, at 5:00 p.m. Eastern.  The conference call number is (800) 836-8184. No passcode is required to join the call.  Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available online at https://investors.boydgaming.com or https://app.webinar.net/a7rJPbyEXRG.

Following the call’s completion, a replay will be available by dialing (888) 660-6345 today, April 23, and continuing through Thursday, April 30.  The passcode for the replay will be 56366#.  The replay will also be available at https://investors.boydgaming.com.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2026	2025
Revenues
Gaming	$650,501	$638,693
Food & beverage	75,770	74,158
Room	45,947	47,388
Online	26,248	39,967
Online reimbursements	135,447	129,606
Management fee	26,221	25,146
Other	37,221	36,607
Total revenues	997,355	991,565
Operating costs and expenses
Gaming	254,849	246,123
Food & beverage	64,915	63,337
Room	19,172	18,997
Online	17,670	16,424
Online reimbursements	135,447	129,606
Other	13,205	12,791
Selling, general and administrative	109,985	107,846
Master lease rent expense (a)	28,584	28,160
Maintenance and utilities	35,743	36,725
Depreciation and amortization	94,989	68,223
Corporate expense	36,784	29,951
Project development, preopening and writedowns	20,268	(1,522)
Impairment of assets	—	32,272
Other operating items, net	1,752	2,745
Total operating costs and expenses	833,363	791,678
Operating income	163,992	199,887
Other expense (income)
Interest income	(1,865)	(808)
Interest expense, net of amounts capitalized	28,451	48,437
Loss on early extinguishments and modifications of debt	391	—
Other, net	7	107
Total other expense, net	26,984	47,736
Income before income taxes	137,008	152,151
Income tax provision	(32,715)	(41,269)
Net income	104,293	110,882
Net loss attributable to noncontrolling interest	1,249	537
Net income attributable to Boyd Gaming	$105,542	$111,419

Basic net income per common share	$1.37	$1.31
Weighted average basic shares outstanding	76,767	85,119

Diluted net income per common share	$1.37	$1.31
Weighted average diluted shares outstanding	76,777	85,136

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income Attributable to Boyd Gaming

(Unaudited)

	Three Months Ended
	March 31,
(In thousands)	2026	2025
Total Revenues by Segment
Las Vegas Locals	$217,104	$222,799
Downtown Las Vegas	54,938	57,287
Midwest & South	525,093	504,587
Online	161,695	169,573
Managed & Other	38,525	37,319
Total revenues	$997,355	$991,565

Adjusted EBITDAR by Segment
Las Vegas Locals	$99,962	$106,547
Downtown Las Vegas	18,900	20,923
Midwest & South	192,641	183,222
Online	8,356	23,306
Managed & Other	28,416	27,319
Corporate expense, net of share-based compensation expense (a)	(30,860)	(23,800)
Adjusted EBITDAR	317,415	337,517
Master lease rent expense (b)	(28,584)	(28,160)
Adjusted EBITDA	288,831	309,357

Other operating costs and expenses
Deferred rent	132	147
Depreciation and amortization	94,989	68,223
Share-based compensation expense	7,698	7,605
Project development, preopening and writedowns	20,268	(1,522)
Impairment of assets	—	32,272
Other operating items, net	1,752	2,745
Total other operating costs and expenses	124,839	109,470
Operating income	163,992	199,887
Other expense (income)
Interest income	(1,865)	(808)
Interest expense, net of amounts capitalized	28,451	48,437
Loss on early extinguishments and modifications of debt	391	—
Other, net	7	107
Total other expense, net	26,984	47,736
Income before income taxes	137,008	152,151
Income tax provision	(32,715)	(41,269)
Net income	104,293	110,882
Net loss attributable to noncontrolling interest	1,249	537
Net income attributable to Boyd Gaming	$105,542	$111,419

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended
	March 31,
(In thousands)	2026	2025
Corporate expense as reported on Condensed Consolidated Statements of Operations	$36,784	$29,951
Corporate share-based compensation expense	(5,924)	(6,151)
Corporate expense, net, as reported on the above table	$30,860	$23,800

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliations of Net Income attributable to Boyd Gaming to Adjusted Earnings and Net Income Per Share to Adjusted Earnings Per Share

(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2026	2025
Net income attributable to Boyd Gaming	$105,542	$111,419
Pretax adjustments:
Project development, preopening and writedowns	20,268	(1,522)
Impairment of assets	—	32,272
Other operating items, net	1,752	2,745
Loss on early extinguishments and modifications of debt	391	—
Other, net	7	107
Total adjustments	22,418	33,602

Income tax effect for above adjustments	(4,868)	(7,293)
Adjusted earnings	$123,092	$137,728

Net income per share, diluted	$1.37	$1.31
Pretax adjustments:
Project development, preopening and writedowns	0.26	(0.02)
Impairment of assets	—	0.38
Other operating items, net	0.02	0.04
Loss on early extinguishments and modifications of debt	0.01	—
Other, net	—	—
Total adjustments	0.29	0.40

Income tax effect for above adjustments	(0.06)	(0.09)
Adjusted earnings per share, diluted	$1.60	$1.62

Weighted average diluted shares outstanding	76,777	85,136

Non-GAAP Financial Measures

Our financial presentations include the following non-GAAP financial measures:

●	EBITDA: earnings before interest, taxes, depreciation and amortization,
●

Adjusted EBITDA: EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedowns expense, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt, net income (loss) attributable to noncontrolling interest and other items, net, as applicable,

●	EBITDAR: EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●	Adjusted EBITDAR: Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●

Adjusted Earnings: net income before project development, preopening and writedowns expense, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt, net income (loss) attributable to noncontrolling interest, and other non-recurring adjustments, net, as applicable, and,

●	Adjusted Earnings Per Share (Adjusted EPS): Adjusted Earnings divided by weighted average diluted shares outstanding.

Collectively, we refer to these and other non-GAAP financial measures as the “Non-GAAP Measures.”

The Non-GAAP Measures are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors with a more complete understanding of our operating results and facilitates comparisons between us and our competitors. We provide this information to investors to enable them to perform comparisons of our past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of the Non-GAAP Measures provides consistency in our financial reporting. We also believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making, their evaluation of total company and individual property performance, in the evaluation of incentive compensation and in the annual budget process. Management also uses Non-GAAP Measures in the evaluation of potential acquisitions and dispositions. We believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company.

The use of Non-GAAP Measures has certain limitations. Our presentation of the Non-GAAP Measures may be different from the presentation used by other companies and therefore comparability may be limited. While excluded from certain of the Non-GAAP Measures, depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred. Each of these items should also be considered in the overall evaluation of our results. Additionally, the Non-GAAP Measures do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. We do not provide a reconciliation of forward-looking Non-GAAP Measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

The Non-GAAP Measures are to be used in addition to and in conjunction with results presented in accordance with GAAP. The Non-GAAP Measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. The Non-GAAP Measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. These forward-looking statements are based on the current beliefs and expectations of management and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Boyd Gaming’s ability to control or estimate precisely. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Founded in 1975, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 27 gaming entertainment properties in 11 states. The Company also manages a tribal casino in northern California, and owns and operates Boyd Interactive, a B2B and B2C online casino gaming business. Boyd Gaming’s nationwide portfolio is connected through Boyd Rewards, recognized as the nation’s favorite casino loyalty program by readers of both USA Today and Newsweek.  Named by Forbes magazine as one of “America’s Best Companies,” and led by one of the most experienced teams in the industry, Boyd Gaming is dedicated to delivering an outstanding entertainment experience and memorable guest service. For additional Company information and press releases, visit https://www.boydgaming.com.

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com